UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 28, 2005


                               AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




              DELAWARE                    000-50397            51-0309588
---------------------------------- ------------------------  ----------------
  (State or other jurisdiction of  (Commission File Number)  (IRS Employer
           incorporation)                                   Identification No.)



     2300 BUCKSKIN ROAD, POCATELLO, IDAHO                      83201
------------------------------------------------             ----------
   (Address of Principal Executive Offices)                  (Zip Code)


                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2005 AMIS Holdings, Inc. announced consolidated financial results for the three-month period ended April 2, 2005. The press release announcing these results is furnished as Exhibit 99.1 to this report.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1              Press Release Dated April 28, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMIS HOLDINGS, INC.



Date: April 28, 2005                         By: /s/ David A. Henry
                                             --------------------------
                                             Name: David A. Henry
                                             Title: Senior Vice President and
                                             Chief Financial Officer